UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **AMT-Free Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-1.41%	-6.09%	-0.19%

1-Year	5.72	0.70	3.52

5-Year	4.08	3.07	2.69

10-Year	3.56	3.06	4.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of January 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 4.22%. The Fund’s 12-month distribution yield at NAV of 4.65% was the second highest in Lipper’s General & Insured Municipal Debt Funds category, second only to this Fund’s Y shares. For investors in the top 2017 tax bracket, the taxable equivalent yield was 5.23% as of January 31, 2018. Falling bond prices during this reporting period had an adverse effect on the performance of the overall market, including the Class A shares of this Fund.

MARKET OVERVIEW

U.S. equities rallied during the 6 months ended January 31, 2018, repeatedly topping previous record high closes before dropping sharply in the waning days of the reporting period. The prices of Treasury bonds and municipal bonds declined during this reporting period, and the 6-month total return of the Bloomberg Barclays Municipal Bond Index, this Fund’s benchmark, was negative.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to

The average 12-month distribution yield at NAV in Lipper’s General & Insured Municipal Debt Funds category was 2.92% at the end of this reporting period. At 4.65%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 173 basis points higher than the category average.

increase the Fed Funds target rate by one-quarter of 1 percentage point to a range of

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.22%

Dividend Yield with sales charge	4.02

Standardized Yield	2.96

Taxable Equivalent Yield	5.23

Last distribution (1/23/18)	$0.024

Total distributions (8/1/17 to 1/31/18)	$0.150

Endnotes for this discussion begin on page 15 of this report.

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1.25% to 1.50%.The FOMC cited the recent trends in employment, household spending, and business fixed income investment as factors in its decision. Inflation for items other than food and energy continued to remain below the Fed’s target rate of 2%. The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The FOMC left interest rates unchanged at Janet Yellen’s final meeting as chair on January 31, 2018. The FOMC said it expected the rate of inflation “to move up this year” and stabilize around its 2% objective “over the medium term.” Also late in January, the U.S. Senate confirmed Jerome Powell as Ms. Yellen’s successor as Fed chair. Mr. Powell, who was nominated by President Trump in November 2017, has been a member of the Fed Board of Governors since 2012.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.24%, 49 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve both rose and flattened during this reporting period, and the yield changes were greatest at the short end of the curves. At the end of this reporting period, the muni yield curve was slightly steeper than it had been in December 2017, when it was at

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its flattest since late 2007. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries with maturities of 10 years and less were higher than municipal yields with comparable maturities as of January 31, 2018. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor in the three highest federal tax brackets. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated, and unrated securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage.

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor said at the time.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

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As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. In May 2017, before the start of this reporting period, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate tracks: mediation and litigation. Protracted litigation remains a very real possibility. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts. The filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers.

Also in May 2017, debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended by Judge Swain, pending the resolution of the proper application of funds among COFINA bondholders. The COFINA trustee reported that the bonds’ debt-service account held nearly $904 million in December 2017 and $1.02 billion in mid-January 2018. Note: In a filing dated February 9, 2018, the trustee reported a balance of $1.14 billion.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency, and the Children’s Trust, which is responsible for payments on the tobacco bonds backed by Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September 2017 while the government of Puerto Rico focused on its immediate needs

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The Rochester Portfolio Managers

Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA	Michael Camarella, CFA
Team Leader and	Team Leader and	Senior Portfolio	Senior Portfolio
Senior Portfolio	Senior Portfolio	Manager	Manager
Manager	Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

in the aftermath of Hurricanes Irma and Maria. The deadlines for providing information to the board and for the approval of the fiscal plan were extended into 2018.

In the latter half of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government, and the bondholders also appeared at Congressional hearings during this time period.

In late December 2017, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on that date, however, it reported a cash position of $1.73 billion.

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The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit Research	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Senior Credit Analyst	Credit Analyst	Credit Analyst

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Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional; and the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.”

Developments after January 31: In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA by February 12, saying that they did not comply with PROMESA. The revised plan for the Commonwealth called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. The plan used various state debt metrics to suggest that Puerto Rico has an “unsustainable” debt portfolio but it failed to address the fact that Puerto Ricans who live on the island are not subject to federal income tax, rendering the comparisons invalid. Like its predecessors, the plan relied on financial data that has yet to be audited or released to the public. The

9        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

oversight board has said that it expects to certify the plans by March 30.

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

Late in the month, the oversight board extended the deadline for the government’s fiscal plan for fiscal year 2019. The oversight board set a mid-April due date and said that the new plan must demonstrate “consistency with historical actual expenditures.” In the state of the Commonwealth speech, the governor promised to increase salaries, reduce taxes, and protect pensions; his assertion that the oversight board had endorsed the plan to maintain pensions was contradicted by the executive director of the oversight board, Natalie Jaresko, and later walked back. Ms. Jaresko, meanwhile, reportedly asked for a significant tuition hike at the University of Puerto Rico but walked back that claim, citing “bad communication.” Meanwhile, several organizations, including the Hispanic Leadership Fund, called for Ms. Jaresko’s dismissal, citing her annual salary ($625,000) and her refusal to define the “essential services” mentioned in various fiscal plans.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The governor complained that the U.S. Treasury loan was being delayed. The Commonwealth’s energy commission challenged the oversight board’s efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 700 securities as of January 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 2.7 cents per share at the outset of this reporting period, was reduced to 2.5 cents per share beginning with the September 2017 payout, and again to 2.4 cents per share beginning with the December

10        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2017 payout. In all, the Fund distributed 15.0 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can at times cause it to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond Index; that was the case this reporting period. As noted earlier, the Fund had a highly competitive distribution yield at NAV. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Six of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. Tobacco bonds constituted the Fund’s largest sector as of January 31, 2018, and the sector was the Fund’s strongest for the reporting period. These high-yielding securities are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA). The Fund’s third- and fourth-largest sectors (hospital/healthcare and highways/commuter facilities, respectively) and its sixth-, eighth-, and ninth-largest (education, higher education, and Special Assessment, respectively) were also ranked among the 10 best-performing sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. Most of the securities in the hospital/healthcare sector, the Fund’s seventh strongest, are investment grade, though the Fund also invests across the credit spectrum in this sector. The highway/commuter facilities sector was the Fund’s fifth strongest performer this reporting period. Bonds in this sector are used to build and maintain roadways and highway amenities. The Fund’s holdings in this sector include several securities issued in Puerto Rico, some of which are insured. Bonds in the education sector, the Fund’s ninth strongest this reporting period, primarily finance the infrastructure needs of a variety of charter schools. The investment-grade bonds we hold in the higher education sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest; the sector, the sixth strongest performer this reporting period, included three securities issued in Puerto Rico, one of which was insured. Securities in the Special Assessment sector, the Fund’s second strongest sector, are land development (or “dirt”) bonds, which help finance the infrastructure needs of new real estate development.

Six sectors detracted from the Fund’s total return during the reporting period. Securities in the G.O. sector (the Fund’s second largest), the sales tax revenue sector (the tenth largest), and municipal leases (the fourteenth largest) as well as PREPA bonds, which are included in the electric utility

11        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

sector (the eleventh largest), were adversely affected by developments in Puerto Rico, as discussed above. Also detracting from the Fund’s performance were the U.S. government obligations and marine/aviation facilities.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of the bonds issued in Puerto Rico were insured. The Fund’s investments include two securities issued in the U.S. Virgin Islands, one of which is insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2018, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and

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the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

13        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	10.7%
General Obligation	8.6
Hospital/Healthcare	8.4
Highways/Commuter Facilities	6.7
U.S. Government Obligations	6.6
Education	5.7
Sewer Utilities	5.3
Higher Education	5.3
Special Assessment	5.1
Sales Tax Revenue	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018 and are based on total assets.

CREDIT ALLOCATIONS

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.1%	1.2%	4.3%
AA	27.0	0.0	27.0
A	21.1	0.0	21.1
BBB	16.4	5.7	22.1
BB or lower	11.4	14.1	25.5
Total	79.0%	21.0%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS
As of 1/31/18
	Without Sales Charge	With Sales Charge
Class A	4.22%	4.02%
Class B	3.66	N/A
Class C	3.69	N/A
Class Y	4.42	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/18
Class A	2.96%
Class B	2.32
Class C	2.35
Class Y	3.36

TAXABLE EQUIVALENT YIELDS
As of 1/31/18
Class A	5.23%
Class B	4.10
Class C	4.15
Class Y	5.94

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 1/31/18
Class A	2.95%
Class B	2.32
Class C	2.35
Class Y	3.36

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	-1.41%	5.72%	4.08%	3.56%	5.71%
Class B (OTFBX)	3/16/93	-1.94	4.80	3.25	3.03	4.12
Class C (OMFCX)	8/29/95	-1.80	4.97	3.27	2.75	3.52
Class Y (OMFYX)	11/29/10	-1.44	5.83	4.31	N/A	7.50

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	-6.09%	0.70%	3.07%	3.06%	5.59%
Class B (OTFBX)	3/16/93	-6.76	-0.20	2.92	3.03	4.12
Class C (OMFCX)	8/29/95	-2.76	3.97	3.27	2.75	3.52
Class Y (OMFYX)	11/29/10	-1.44	5.83	4.31	N/A	7.50

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

15        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The indices are or unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.024 for the 28-day accrual period ended January 23, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 23, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0206, $0.0208 and $0.0250, respectively, for the 28-day accrual period ended January 23, 2018 and on the corresponding net asset values on that date.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average 12-month distribution yield in Lipper’s General & Insured Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total interest and dividend payments for the trailing 12 months divided by the sum of the share price (at NAV) on January 31, 2018 and any capital gains distributed over the same period. The calculation included 255 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

16        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$1,000.00	$985.90	$5.27
Class B	1,000.00	980.60	9.13
Class C	1,000.00	982.00	9.08
Class Y	1,000.00	985.60	4.06

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.91	5.36
Class B	1,000.00	1,016.03	9.29
Class C	1,000.00	1,016.08	9.24
Class Y	1,000.00	1,021.12	4.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.05%
Class B	1.82
Class C	1.81
Class Y	0.81

19        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—106.2%
Alabama—5.4%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500%	04/01/2041	$21,894,000

385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125	12/01/2025	384,014

200,000	Cooperative District, AL Fort Deposit[1,2]	6.000	02/01/2036	177,592

3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750	02/01/2029	3,602,165

4,500,000	Homewood, AL Educational Building Authority (Samford University)[1]	5.000	12/01/2047	5,002,875

4,500,000	Jefferson County, AL GO1	5.000	09/15/2035	5,090,490

20,185,000	Jefferson County, AL Sewer[1]	0.000 [3]	10/01/2046	16,869,816

8,750,000	Jefferson County, AL Sewer[1]	0.000 [3]	10/01/2050	7,531,475

20,000,000	Jefferson County, AL Sewer[1]	0.000 [3]	10/01/2050	16,659,600

8,000,000	Jefferson County, AL Sewer[1]	6.000	10/01/2042	9,293,120

7,500,000	Jefferson County, AL Sewer[1]	6.500	10/01/2053	8,902,800

4,000,000	Jefferson County, AL Sewer[1]	7.000	10/01/2051	4,884,760

200,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250	08/01/2030	206,078

				100,498,785

Alaska—0.0%
655,069	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[4]	6.120	08/01/2031	85,159

600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[5]	5.875	12/01/2027	40,500

90,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2032	89,997

				215,656

Arizona—2.5%
500,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)[1]	5.000	07/01/2038	565,485

1,800,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)[1]	5.000	07/01/2048	2,018,070

2,125,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)[1]	5.000	07/01/2052	2,358,049

675,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2042	754,441

925,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2047	1,030,727

1,000,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2051	1,107,550

386,000	Festival Ranch, AZ Community Facilities District[1]	5.750	07/01/2032	379,307

80,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2037	91,413

145,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2048	164,052

495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500	04/20/2041	341,550

225,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500	07/01/2022	225,232

288,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300	07/01/2030	288,323

750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029	769,027

20        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250%	07/01/2036	$498,340

8,500,000	Phoenix, AZ IDA (Rowan University)[1]	5.250	06/01/2034	9,431,345

2,935,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.375	07/01/2031	3,176,609

3,805,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	3,807,663

550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	06/15/2037	610,918

1,010,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	12/15/2047	1,114,222

900,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500	09/01/2046	855,270

1,425,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	1,441,872

760,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000	06/01/2037	684,882

250,000	Pima County, AZ IDA (Valley Academy)[1]	6.500	07/01/2038	255,280

70,000	Rio Rico, AZ Fire District[1]	7.000	07/01/2030	81,040

930,000	Rio Rico, AZ Fire District[1]	7.000	07/01/2030	1,091,095

3,000,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2032	3,539,970

6,500,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2037	7,761,065

100,000	Salt Verde, AZ Financial Corp.[1]	5.500	12/01/2029	121,290

1,655,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	1,640,717

				46,204,804

Arkansas—0.1%
1,815,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[5,9]	6.250	02/01/2038	1,324,950

California—13.5%
675,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	725,071

2,340,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000	09/01/2025	2,417,197

1,000,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000	09/01/2026	1,032,990

7,000,000	CA County Tobacco Securitization Agency	5.310 [6]	06/01/2046	1,004,920

6,000,000	CA County Tobacco Securitization Agency	6.647 [6]	06/01/2046	701,760

129,820,000	CA County Tobacco Securitization Agency	6.698 [6]	06/01/2050	11,677,309

5,000	CA County Tobacco Securitization Agency	7.230 [6]	06/01/2033	1,967

160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700 [3]	06/01/2046	160,654

50,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2035	50,555

5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	5,077,250

21,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	21,220,920

93,000,000	CA County Tobacco Securitization Agency (TASC)	6.648 [6]	06/01/2046	9,440,430

3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500	04/01/2031	3,645,641

5,000,000	CA GO1	5.000	08/01/2029	5,943,150

10,000,000	CA GO1	5.000	09/01/2032	11,678,900

8,770,000	CA GO1	5.000	08/01/2033	10,241,694

10,000,000	CA GO1	5.000	09/01/2034	11,659,200

10,085,000	CA GO1	5.000	09/01/2037	11,666,731

5,000,000	CA GO1	5.000	09/01/2045	5,743,300

8,500,000	CA GO1	5.000	08/01/2046	9,746,185

21        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

California (Continued)

$170,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000%		06/01/2029	$196,289

10,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[1]	5.000		11/15/2046	11,484,300

20,000,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	21,120,800

3,350,000	CA M-S-R Energy Authority[1]	6.500		11/01/2039	4,680,251

10,000,000	CA M-S-R Energy Authority[1]	7.000		11/01/2034	14,106,800

250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	279,965

335,000	CA Public Works[1]	6.625		11/01/2034	328,819

450,000	CA Public Works (Various Community Colleges)[1]	5.750		10/01/2030	482,382

1,000,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000		10/01/2033	1,046,440

2,350,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2030	2,639,402

1,450,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2032	1,642,908

885,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2033	1,001,050

9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875		02/15/2034	10,567,625

560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	605,114

345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996	[6]	06/01/2057	11,458,155

2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)[1]	6.000		09/01/2043	3,196,985

415,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000	[3]	09/01/2025	440,635

375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100	[3]	09/01/2026	398,595

885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150	[3]	09/01/2027	940,622

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200	[3]	09/01/2028	1,061,470

500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250	[3]	09/01/2029	530,695

500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300	[3]	09/01/2030	530,875

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375	[3]	09/01/2032	1,060,350

2,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	2,511,520

180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	186,095

1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000		09/01/2031	1,469,637

2,930,000	Marysville, CA (Fremont-Rideout Health)[1]	5.000		01/01/2029	2,999,207

630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037	634,882

22        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California (Continued)

$1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000%	09/01/2037	$1,259,687

1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2032	1,417,775

1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2033	1,694,805

850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2034	957,763

2,575,000	Paramount, CA Unified School District[1]	5.250	08/01/2046	3,053,075

1,770,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/01/2033	2,010,968

3,145,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/01/2034	3,559,480

10,000,000	San Francisco, CA City & County COP[7]	5.000	10/01/2033	10,796,131

250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2041	288,168

350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2041	405,990

350,000	San Jose, CA Finance Authority (Convention Center)[1]	5.500	05/01/2031	391,129

2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	2,510,892

1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2035	2,133,198

				251,916,753

Colorado—2.0%
550,000	BNC, CO Metropolitan District No. 1[1]	5.000	12/01/2037	619,069

3,505,000	CO Broomfield Village Metropolitan District No. 2	6.250	12/01/2032	3,195,158

125,000	CO E-470 Public Highway Authority	6.812 [6]	09/01/2025	101,547

4,105,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[1]	6.450	11/01/2040	4,410,371

1,000,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	658,350

720,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	760,831

1,400,000	CO Health Facilities Authority (Christian Living Neighborhoods)[1]	5.000	01/01/2037	1,476,622

7,075,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)[1]	5.000	06/01/2047	7,830,115

750,000	CO Potomac Farms Metropolitan District[1]	7.250	12/01/2037	706,763

89,000	CO Potomac Farms Metropolitan District[1]	7.625 [3]	12/01/2023	84,291

324,000	CO Silver Peaks Metropolitan District	5.750	12/01/2036	291,308

1,000,000	CO Sorrell Ranch Metropolitan District[4]	6.750	12/15/2036	350,000

175,000	Fairplay, CO Sanitation District[1]	5.250	12/15/2031	173,120

180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000	12/01/2018	180,562

1,495,000	Public Authority for CO (Natural Gas Energy)[1]	6.250	11/15/2028	1,884,672

5,000,000	Public Authority for CO (Natural Gas Energy)[1]	6.500	11/15/2038	6,918,800

1,000,000	Rampart Range, CO Metropolitan District No. 1[1]	5.000	12/01/2042	1,146,210

1,500,000	Rampart Range, CO Metropolitan District No. 1[1]	5.000	12/01/2047	1,712,535

500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125	12/01/2034	526,325

110,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000	12/01/2033	116,780

23        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Colorado (Continued)

$250,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125%	11/01/2038	$263,953

998,237	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000	12/01/2041	1,007,291

3,824,161	Woodmen Heights, CO Metropolitan District No. 1	7.300 [3]	12/15/2041	3,349,583

				37,764,256

Connecticut—0.0%
25,000	CT H&EFA (BHosp/BHlthC/BHDF/BH&HCG Obligated Group)[1]	5.500	07/01/2032	25,047

500,000	Georgetown, CT Special Taxing District[5]	5.125	10/01/2036	160,000

10,236,440	Mashantucket Western Pequot Tribe CT8	6.050	07/01/2031	319,889

				504,936

Delaware—0.3%
2,900,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450	07/01/2035	2,899,797

2,075,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450	07/01/2036	1,871,712

				4,771,509

District of Columbia—0.9%
195,000	District of Columbia Ballpark[1]	5.000	02/01/2031	195,468

2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.375	03/01/2031	2,237,160

2,245,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500	05/15/2033	2,544,842

4,385,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750	05/15/2040	4,628,674

72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.369 [6]	06/15/2046	7,180,044

400,000	District of Columbia University (Gallaudet University)[1]	5.500	04/01/2034	440,376

				17,226,564

Florida—7.4%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750	12/01/2030	104,408

1,815,000	Amelia Concourse, FL Community Devel. District[4,9]	5.750	05/01/2038	1,687,950

455,000	Arlington Ridge, FL Community Devel. District[1]	5.500	05/01/2036	454,996

435,000	Avignon Villages, FL Community Devel. District[4]	5.300	05/01/2014	30,450

250,000	Avignon Villages, FL Community Devel. District[4]	5.400	05/01/2037	17,500

370,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000	05/01/2038	369,970

1,095,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	1,094,967

24        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$1,990,000	Chapel Creek, FL Community Devel. District Special Assessment[4,9]	5.500%	05/01/2038	$1,691,500

825,942	Clearwater Cay, FL Community Devel. District[4,9]	5.500	05/01/2037	470,787

2,280,000	Creekside, FL Community Devel. District[4,9]	5.200	05/01/2038	934,800

10,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	9,900

10,000	Crosscreek, FL Community Devel. District[5]	5.600	05/01/2039	9,685

405,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	406,960

655,000	Durbin Crossing, FL Community Devel. District Special Assessment[5,9]	5.250	11/01/2020	110,368

350,000	East Homestead, FL Community Devel. District[1]	5.000	11/01/2033	359,391

75,000	East Homestead, FL Community Devel. District[1,2]	7.250	05/01/2021	78,032

65,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	71,570

10,440,000	FL COP (Dept. of Management Services)[7]	5.250	08/01/2028	10,731,241

1,250,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	1,319,800

839,399	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	772,877

850,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	809,081

16,000,000	Greater Orlando, FL Aviation Authority[7]	5.000	10/01/2032	17,268,560

195,000	Heritage Isles, FL Community Devel. District[4]	7.100	10/01/2023	29,250

145,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	148,989

110,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A1	5.500	05/01/2036	109,995

430,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	301,000

35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,109

1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2029	1,359,968

1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2037	1,066,000

1,605,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035	1,605,193

1,775,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	372,750

110,000	Magnolia West, FL Community Devel. District Special Assessment[1]	5.350	05/01/2037	109,990

5,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2027	5,769,950

1,810,000	Miromar Lakes, FL Community Devel. District[1]	5.000	05/01/2035	1,889,785

790,000	Miromar Lakes, FL Community Devel. District[1]	5.375	05/01/2032	817,310

3,185,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375	05/01/2036	3,153,692

395,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	312,050

335,000	Naturewalk, FL Community Devel. District[5]	5.500	05/01/2038	264,650

10,000,000	Orange County, FL School Board COP[7]	5.500	08/01/2034	10,572,100

500,000	Orlando, FL Tourist Devel. Tax[1]	5.500	11/01/2038	501,560

1,900,000	Orlando, FL Utilities Commission[1]	5.000	10/01/2033	2,251,690

3,000,000	Orlando, FL Utilities Commission[1]	5.000	10/01/2038	3,508,230

450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032	507,042

1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625	05/01/2042	1,149,510

25        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$460,000	Palm River, FL Community Devel. District[4]	5.150%	05/01/2013	$161,000

510,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	178,500

1,395,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024	1,407,890

2,095,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	2,109,560

1,215,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,059,650

225,000	Portico, FL Community Devel. District[1]	5.450	05/01/2037	221,675

335,000	Portofino Cove, FL Community Devel. District Special Assessment[1]	5.500	05/01/2038	324,247

161,534	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	64,614

980,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	392,000

810,000	Reunion East, FL Community Devel. District[5]	5.800	05/01/2036	8

860,000	Reunion East, FL Community Devel. District[5]	7.375	05/01/2033	9

20,000	Ridgewood Trails, FL Community Devel. District[1]	5.650	05/01/2038	19,597

2,400,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450	05/01/2038	1,440,000

304,819	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	279,443

4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040	4,707,466

3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750	07/01/2030	3,618,662

935,000	South Bay, FL Community Devel. District[5]	0.000 [3]	05/01/2025	675,388

2,530,000	South Bay, FL Community Devel. District[5]	0.000 [3]	05/01/2036	1,831,416

2,035,000	South Bay, FL Community Devel. District[1]	5.125	05/01/2020	1,995,765

2,095,000	South Bay, FL Community Devel. District[1]	5.950	05/01/2036	1,977,596

1,645,000	South Bay, FL Community Devel. District[4]	5.950	05/01/2036	16

1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000	08/01/2045	1,660,545

400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	338,272

6,020,000	Tern Bay, FL Community Devel. District[4]	5.000	05/01/2015	1,806,000

500,000	Tern Bay, FL Community Devel. District[4]	5.375	05/01/2037	150,000

7,765,000	Verona Walk, FL Community Devel. District[1]	5.375	05/01/2037	7,764,456

2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.350	05/01/2017	1,308,150

420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550	05/01/2039	214,200

4,240,000	Vista, FL Community Devel. District Special Assessment[1]	5.375	05/01/2037	4,132,982

1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[4,9]	5.125	05/01/2013	1,350,000

2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500	05/01/2037	2,223,000

4,920,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500	05/01/2036	4,909,127

26        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$99,632	Watergrass, FL Community Devel. District Special Assessment[4]	6.960%	11/01/2017	$94,650

16,000	Waters Edge, FL Community Devel. District[1]	5.350	05/01/2039	15,700

440,000	Waters Edge, FL Community Devel. District[1]	6.600 [3]	05/01/2039	440,585

1,785,000	Waterstone, FL Community Devel. District[4]	5.500	05/01/2018	981,750

285,000	West Villages, FL Improvement District[4]	5.350	05/01/2015	219,450

7,150,000	West Villages, FL Improvement District[4]	5.800	05/01/2036	5,505,500

4,925,000	Westridge, FL Community Devel. District[4]	5.800	05/01/2037	3,152,000

5,750,000	Westside, FL Community Devel. District[5]	5.650	05/01/2037	3,277,500

2,250,000	Wyld Palms, FL Community Devel. District[4]	5.400	05/01/2015	517,500

1,445,000	Wyld Palms, FL Community Devel. District[4]	5.500	05/01/2038	346,800

450,000	Zephyr Ridge, FL Community Devel. District[4,9]	5.250	05/01/2013	324,000

990,000	Zephyr Ridge, FL Community Devel. District[4]	5.625	05/01/2037	712,800

				138,550,075

Georgia—0.1%
140,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	147,713

565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)[1]	5.000	11/01/2048	574,548

690,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	715,288

520,000	Randolph County, GA GO1	5.000	04/01/2030	571,735

				2,009,284

Idaho—0.0%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[1]	6.250	12/01/2033	62,398

Illinois—8.2%
5,000,000	Chicago, IL Board of Education[1]	5.000	12/01/2035	5,061,700

1,405,000	Chicago, IL Board of Education	5.063 [6]	12/01/2024	1,066,254

915,000	Chicago, IL Board of Education	5.063 [6]	12/01/2024	694,393

4,300,000	Chicago, IL Board of Education[1]	6.000	04/01/2046	5,078,988

4,435,000	Chicago, IL GO1	5.000	12/01/2023	4,452,829

13,440,000	Chicago, IL GO1,2	5.000	01/01/2029	13,461,235

2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2033	2,815,025

2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2034	2,808,375

3,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2041	3,370,350

2,400,000	Cook County, IL Community School District GO1	7.125	06/01/2024	2,705,640

949,000	Cortland, IL Special Tax (Sheaffer System)[5]	5.500	03/01/2017	186,479

320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	320,989

2,000,000	Gilberts, IL Special Service Area No. 15[1]	5.000	03/01/2035	2,202,080

702,865	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	634,399

2,225,000	Harvey, IL GO5	5.500	12/01/2027	1,509,574

1,000,000	Harvey, IL GO5	5.625	12/01/2032	658,190

4,240,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1]	6.875	08/01/2028	4,247,420

27        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$1,610,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125%	09/01/2025	$1,610,708

1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2026	1,012,030

9,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2031	9,675,359

1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2036	976,150

155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500	02/01/2023	160,182

2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034	2,266,942

500,000	IL Finance Authority (Lake Forest College)[1]	5.750	10/01/2032	536,425

450,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	482,576

20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[7]	6.000	06/15/2039	21,328,400

50,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2037	53,601

145,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )[1]	6.125	05/15/2025	153,507

5,810,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	5.250	05/15/2029	5,876,176

895,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	5.250	05/15/2029	905,194

10,095,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750	08/15/2034	11,051,097

4,685,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	6.125	05/15/2025	4,962,961

170,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	6.125	05/15/2025	179,974

95,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750	08/15/2034	103,921

2,680,000	IL Finance Authority (Roosevelt University)[1]	6.250	04/01/2029	2,830,509

5,000,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039	5,296,800

2,000,000	IL GO1	5.000	04/01/2025	2,136,340

700,000	IL GO1	5.000	08/01/2025	737,975

1,525,000	IL GO1	5.000	02/01/2039	1,580,907

1,050,000	IL Metropolitan Pier & Exposition Authority[1]	5.500	12/15/2023	1,179,717

80,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)[1]	5.500	06/15/2050	87,107

250,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)[1]	5.500	06/15/2050	260,628

2,000,000	IL Sports Facilities Authority[1]	5.250	06/15/2032	2,200,600

28        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500%	12/30/2027	$1,148,518

955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2028	1,228,006

1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2031	1,537,603

4,187,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	4,194,327

2,409,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1,2]	6.250	03/01/2034	2,414,131

1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125	03/01/2040	261,900

480,000	Markham, IL GO1	5.750	02/01/2028	451,147

1,091,000	Plano, IL Special Service Area No. 5[4]	6.000	03/01/2036	698,240

5,000,000	Railsplitter, IL Tobacco Settlement Authority[1]	5.000	06/01/2027	5,767,950

500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	446,515

3,610,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	2,093,800

1,210,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	1,154,013

1,853,000	Yorkville, IL United City Special Services Area Special Tax[1]	5.000	03/01/2033	1,812,623

1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[4]	6.250	03/01/2035	735,300

				152,863,779

Indiana—1.8%
1,620,000	IN Finance Authority (GSH/GSHI/GSHPS Obligated Group)[1]	5.500	04/01/2026	1,851,984

2,885,000	IN Finance Authority (Marian University)[1]	5.250	09/15/2025	3,133,860

4,250,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	4,624,085

4,750,000	IN Finance Authority (Marian University)[1]	6.500	09/15/2030	5,278,058

325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	325,640

7,500,000	IN Municipal Power Agency[1]	5.000	01/01/2037	8,571,975

975,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	1,049,510

3,955,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000	07/01/2040	4,293,508

2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[1]	7.000	02/01/2039	2,040,532

1,535,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	1,538,899

				32,708,051

Iowa—0.2%
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[5]	5.900	12/01/2028	27,000

1,685,000	IA Finance Authority (Mercy Medical Center)[1]	5.000	08/15/2028	1,872,523

29        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Iowa (Continued)

$305,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375%	06/01/2025	$287,417

1,000,000	Xenia, IA Rural Water District[1]	5.000	12/01/2036	1,102,670

				3,289,610

Kansas—0.1%
2,005,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900	04/01/2024	1,961,191

Kentucky—1.6%
5,480,000	KY Municipal Power Agency[1]	5.000	09/01/2032	6,144,998

11,525,000	KY Municipal Power Agency[1]	5.000	09/01/2033	12,859,826

5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2034	5,563,400

2,500,000	KY Property & Building Commission[1]	5.000	04/01/2037	2,804,200

2,500,000	KY Property & Building Commission[1]	5.000	04/01/2038	2,797,950

80,000	Owens County, KY Waterworks System (AWCC/ KAWC Obligated Group)[1]	6.250	06/01/2039	84,722

15,000	Springfield, KY Educational Devel. (St. Catherine College)[4]	5.750	10/01/2035	900

				30,255,996

Louisiana—2.8%
12,725	Denham Springs-Livingston, LA Hsg. & Mtg. Finance Authority[1,2]	5.000	11/01/2040	12,833

950,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	1,076,502

635,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	719,557

10,000,000	LA Gas & Fuels[1]	5.000	05/01/2040	11,560,000

8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029	8,376,876

5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	5,076,300

270,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[1,2]	5.250	09/01/2018	268,574

35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	33,677

3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,951,389

890,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)[1]	6.550	09/01/2025	990,347

1,300,000	LA Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary[1]	5.000	07/01/2057	1,423,526

2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000	06/01/2042	2,767,750

7,500,000	LA Public Facilities Authority (Ochsner Clinic Foundation)[1]	5.000	05/15/2042	8,272,350

395,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2032	449,289

300,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2033	339,675

30        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Louisiana (Continued)

$345,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000%	07/01/2037	$388,253

50,000	LA Stadium & Exposition District[1]	5.000	07/01/2028	56,889

2,000,000	LA Stadium & Exposition District[1]	5.000	07/01/2032	2,263,580

4,035,000	LA State University & Agricultural & Mechanical College[1]	5.000	07/01/2040	4,522,670

				51,550,037

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750	07/01/2036	2,180,460

5,000,000	ME H&HEFA (Maine General Medical Center)[1]	7.500	07/01/2032	5,620,950

				7,801,410

Maryland—0.6%
1,630,000	MD EDC (Potomac Electric Power)[1]	6.200	09/01/2022	1,713,048

1,000,000	MD EDC Student Hsg. (Morgan State University)[1]	5.000	07/01/2034	1,052,060

4,530,000	MD EDC Student Hsg. (University of Maryland College Park)[1]	5.000	06/01/2035	5,178,923

40,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375	07/01/2020	40,112

400,000	MD H&HEFA (Maryland Institute College of Art)[1]	5.000	06/01/2036	449,416

1,661,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250	07/01/2035	1,675,368

2,277,212	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[5]	3.787 [6]	01/01/2037	261,879

				10,370,806

Massachusetts—1.5%
750,000	MA Devel. Finance Agency (Lasell College)[1]	5.500	07/01/2026	822,143

25,000	MA Devel. Finance Agency (Lasell College)[1]	6.000	07/01/2031	27,681

461,488	MA Devel. Finance Agency (Linden Ponds)	0.655 [6]	11/15/2056	29,037

40,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680	11/15/2021	40,252

995,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680	11/15/2021	1,001,279

52,760	MA Devel. Finance Agency (Linden Ponds)[1]	5.500	11/15/2046	52,775

14,103	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2039	14,676

2,000,000	MA Devel. Finance Agency (UMHC/UMMC/ HHH&H/HHosp Obligated Group)[1]	5.000	07/01/2036	2,221,580

20,000,000	MA GO7	5.000	12/01/2035	23,424,900

15,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	15,015

				27,649,338

Michigan—5.0%
1,100,000	Detroit, MI City School District[1]	5.000	05/01/2028	1,219,009

680,000	Detroit, MI City School District[1]	5.000	05/01/2031	749,802

775,000	Detroit, MI GO1	5.000	04/01/2028	777,054

2,250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	2,382,930

13,375,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	14,487,399

60,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	64,620

2,155,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2032	2,338,390

1,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2036	1,069,110

31        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Michigan (Continued)

$495,000	Grand Traverse Academy, MI Public School Academy[1]	5.000%	11/01/2022	$495,044

7,035,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2023	7,973,610

1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2025	1,151,750

895,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2026	1,021,947

930,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2027	1,054,843

2,450,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2032	2,724,841

1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2033	1,108,490

2,200,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2034	2,427,392

1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2034	1,106,040

3,300,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)[1]	5.000	11/15/2041	3,695,307

14,600,000	MI Hospital Finance Authority (Trinity Health)[7]	6.125	12/01/2023	15,143,047

1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,092,099

8,515,810	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	8,424,691

1,840,625	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875	08/31/2028	1,840,533

623,000,000	MI Tobacco Settlement Finance Authority	10.197 [6]	06/01/2058	17,979,780

600,000	Old Redford Academy, MI Public School Academy[1]	5.900	12/01/2030	578,010

400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	279,456

1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	871,784

500,000	Renaissance, MI Public School Academy[1]	6.000	05/01/2037	518,100

				92,575,078

Minnesota—0.2%
2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2031	2,363,960

879,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1,2]	5.000	02/15/2027	879,396

680,000	St. Paul Park, MN Senior Hsg. & Healthcare Revenue (Presbyterian Homes Bloomington Care Center)[1]	5.000	09/01/2042	739,058

				3,982,414

Mississippi—0.6%
630,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	660,750

10,000,000	MS Devel. Bank (Gulf Coast Community College District)[1]	5.000	12/01/2046	11,251,800

				11,912,550

Missouri—1.2%
875,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750	05/01/2026	873,206

230,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050	05/01/2027	230,196

32        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[5,9]	5.875%	12/01/2031	$438,750
335,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	279,551
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	302,396
580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.000	12/15/2040	583,155
1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.125	12/15/2050	1,335,480
14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)	7.200	05/01/2033	9,144,592
295,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2046	300,325
140,000	Lees Summit, MO IDA (Kensington Farms)[5]	5.500	03/01/2021	89,600
250,000	Lees Summit, MO IDA (Kensington Farms)[5]	5.750	03/01/2029	160,000
770,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	751,859
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750	11/01/2026	2,060,247
355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500	10/01/2031	324,640
134,000	Northwoods, MO Transportation Devel. District[1,2]	5.850	02/01/2031	125,098
1,025,000	Saint Charles County, MO IDA (Suemandy/Mid- Rivers Community Improvement District)[1]	5.000	10/01/2046	978,414
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[5]	6.000	08/04/2025	120,250
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[5]	6.000	08/21/2026	236,880
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	770,390
661,509	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	435,180
545,000	St. Louis, MO Tax Increment (Printers Lofts)[5]	6.000	08/21/2026	158,050
775,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500	01/20/2028	399,939
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[5]	5.500	01/20/2028	76,890
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[5]	6.690	04/21/2029	367,200
373,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	195,985
3,255,000	St. Louis, MO Tax Increment, Series A	6.600	01/21/2028	1,767,888
620,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700	04/01/2022	155,000

33        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$320,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750%	04/01/2027	$78,400
				22,739,561
Montana—0.1%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	6.250 [3]	09/01/2031	2,342,000

Nebraska—0.6%
9,510,000	NE Central Plains Gas Energy[1]	5.250	09/01/2037	10,696,468

Nevada—0.7%
320,000	Clark County, NV Improvement District[1]	5.000	02/01/2026	322,771
255,000	Clark County, NV Improvement District[1]	5.050	02/01/2031	256,943
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[5]	6.845 [6]	01/01/2019	3,805,931
185,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,2]	5.300	08/01/2018	186,663
1,180,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400	06/01/2020	1,199,553
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700	06/01/2028	7,550,295
				13,322,156
New Hampshire—1.4%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.647 [6]	01/01/2029	173,063
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.996 [6]	01/01/2023	395,297
395,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	427,126
20,860,000	NH H&EFA (LRG Healthcare)[7]	7.000	04/01/2038	22,608,016
1,500,000	NH H&EFA (Southern New Hampshire University)[1]	5.000	01/01/2027	1,640,715
				25,244,217
New Jersey—4.2%
250,000	Atlantic City, NJ GO1	5.000	03/01/2032	283,108
500,000	Atlantic City, NJ GO1	5.000	03/01/2037	558,725
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2030	2,192,640
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2032	2,182,560
3,000,000	NJ EDA[1]	5.000	06/15/2041	3,210,450
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2032	549,755
200,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2047	214,866
1,000,000	NJ EDA (Provident Group-Montclair Properties)[1]	5.000	06/01/2037	1,127,820
3,500,000	NJ EDA (State Government Buildings)[1]	5.000	06/15/2042	3,753,400
735,000	NJ EDA (State Government Buildings)[1]	5.000	06/15/2047	785,134
340,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250	07/01/2037	343,029
2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2029	2,399,775
14,110,000	NJ Tobacco Settlement Financing Corp.	5.477 [6]	06/01/2041	3,936,831

34        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New Jersey (Continued)

$6,000,000	NJ Transportation Trust Fund Authority	5.000%	06/15/2030	$6,611,220

500,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2030	504,990

3,820,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	3,858,124

5,015,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2032	5,356,873

2,200,000	NJ Transportation Trust Fund Authority[1]	5.000	12/15/2032	2,204,862

5,975,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2021	6,634,341

11,570,000	NJ Transportation Trust Fund Authority[1]	5.750	06/15/2024	13,496,636

4,555,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	5,025,031

5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2033	5,663,450

7,000,000	NJ Turnpike Authority[1]	5.000	01/01/2034	7,914,760

				78,808,380

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District[1]	5.750	10/01/2044	227,813

1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,798,604

				2,026,417

New York—9.0%
3,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2042	3,653,747

8,500,000	Hudson Yards, NY Infrastructure Corp.[7]	5.000	02/15/2039	9,801,301

7,500,000	Hudson Yards, NY Infrastructure Corp.[7]	5.000	05/15/2039	8,648,207

65,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	66,074

285,000	NY Counties Tobacco Trust VI1	5.750	06/01/2043	314,623

12,500,000	NY MTA[1]	5.250	11/15/2056	14,273,375

2,500,000	NY MTA (Green Bond)[1]	5.000	11/15/2035	2,944,400

7,050,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2046	7,417,798

13,150,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2056	14,722,214

10,500,000	NY MTA, Series C-1[1]	5.000	11/15/2035	12,105,555

3,000,000	NY MTA, Series E1	5.000	11/15/2030	3,447,180

2,455,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2036	2,783,504

10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	11,527,400

10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	11,455,500

8,720,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2031	10,247,570

2,650,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2028	3,095,757

10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2033	11,664,000

5,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2035	5,832,900

7,650,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	8,050,477

5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	5,969,700

6,075,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	7,567,202

10,000,000	Port Authority NY/NJ, 198th Series[1]	5.250	11/15/2056	11,592,000

				167,180,484

Ohio—6.4%
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750	06/01/2031	3,751,973

2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000	06/01/2045	2,466,832

35        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375%	06/01/2024	$2,467,772

8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	8,467,200

5,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	5,212,654

670,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.247 [6]	06/01/2047	46,317,312

749,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.522 [6]	06/01/2052	20,709,850

3,445,000	Cleveland-Cuyahoga County, OH Port Authority[1]	6.000	11/15/2035	3,830,392

2,475,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2052	2,734,405

1,050,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2057	1,155,063

1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.500	09/01/2027	987,510

780,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	753,262

635,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2022	635,597

1,000,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	1,060,500

5,000,000	OH GO1	5.000	03/15/2036	5,692,900

1,445,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[2]	6.300	02/15/2024	1,437,096

5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	5,796,243

4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000	12/01/2037	4,287,803

510,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	528,069

340,794	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	333,593

				118,626,026

Oklahoma—0.7%
12,335,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	12,609,330

Oregon—0.0%
245,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	267,680

500,000	OR Facilities Authority (Concordia University)[1]	6.375	09/01/2040	558,630

10,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	5.000	05/01/2032	10,111

				836,421

Pennsylvania—6.3%
1,600,000	Berks County, PA IDA (THlth/RHosp/BHospital/ CHH/JH/PHospital/PottsH Obligated Group)[1]	5.000	11/01/2047	1,782,688

5,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2033	5,721,050

36        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000%	10/01/2031	$1,559,506

2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,492,074

130,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	137,920

500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	556,595

10,010,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	11,311,200

10,000,000	PA GO1	5.000	06/01/2027	11,331,600

10,000,000	PA GO1	5.000	10/15/2031	11,286,700

2,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	2,210,940

2,605,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2025	2,822,283

3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	3,193,170

5,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	5,305,950

5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2032	5,529,250

5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2033	5,509,350

5,000,000	PA Turnpike Commission[1]	5.000	06/01/2030	5,637,250

7,000,000	PA Turnpike Commission[1]	5.000	12/01/2040	7,866,320

7,750,000	PA Turnpike Commission[1]	5.000	06/01/2042	8,622,572

1,500,000	PA Turnpike Commission[1]	6.375 [3]	12/01/2038	1,861,650

685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125	03/15/2043	693,734

10,000,000	Philadelphia, PA GO1	5.000	08/01/2031	11,705,300

1,000,000	Philadelphia, PA School District[1]	5.000	09/01/2032	1,091,730

5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,132

5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,132

55,000	Philadelphia, PA School District[1]	6.000	09/01/2038	56,454

4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/ LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.000	07/01/2041	4,443,640

280,000	Reading, PA School District[1]	5.000	03/01/2035	317,080

255,000	Reading, PA School District[1]	5.000	03/01/2036	288,127

1,000,000	Scranton, PA School District[1]	5.000	12/01/2029	1,154,400

1,305,000	Scranton, PA School District[1]	5.000	12/01/2030	1,500,541

890,000	Scranton, PA School District[1]	5.000	12/01/2032	1,017,706

710,000	Scranton, PA School District[1]	5.000	12/01/2033	808,676

				117,825,720

Rhode Island—0.1%
4,915,000	Central Falls, RI Detention Facility[5]	7.250	07/15/2035	884,700

725,000	RI Health & Educational Building Corp. (EPBH/ RIH/TMH Obligated Group)[1]	7.000	05/15/2039	776,062

37        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Rhode Island (Continued)

$20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500%	04/01/2027	$20,102

				1,680,864

South Carolina—0.8%
4,600,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	4,130,110

555,158	SC Connector 2000 Assoc. Toll Road, Series B	2.744 [6]	01/01/2020	485,763

6,101,551	SC Connector 2000 Assoc. Toll Road, Series B	3.158 [6]	01/01/2021	4,979,048

10,647,695	SC Connector 2000 Assoc. Toll Road, Series B	3.746 [6]	01/01/2026	6,130,091

				15,725,012

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2027	1,656,825

Tennessee—0.7%
125,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250	07/01/2028	130,507

500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[1]	5.000	11/01/2027	544,805

5,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center)[1]	5.000	07/01/2046	5,507,900

5,665,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2027	6,547,777

				12,730,989

Texas—4.7%
885,000	Arlington, TX Higher Education Finance Corp. (UMEP)[1]	5.000	08/15/2038	886,982

990,000	Brazoria County, TX Municipal Utility District No. 25[1]	5.500	03/01/2036	1,010,404

60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	54,875

1,100,000	Dallas County, TX Flood Control District[1]	5.000	04/01/2032	1,140,931

6,850,000	Donna, TX GO1,2	6.250	02/15/2037	6,999,125

4,436,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250	10/01/2033	4,448,731

16,000,000	Houston, TX Airport System, Series A7	5.500	07/01/2039	16,244,080

140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	160,948

160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	183,941

250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	259,253

250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	258,465

10,000,000	Houston, TX Independent School District[1]	5.000	02/15/2042	11,564,000

30,000	Huntsville, TX GO COP[1]	5.000	08/15/2032	30,096

38        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Texas (Continued)

$7,465,000	Irving, TX Hotel Occupancy[1]	5.500%	08/15/2038	$7,623,407

150,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2031	167,663

750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2046	812,588

750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	810,900

355,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University- Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2036	371,369

1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University- Collegiate Hsg. San Antonio I)[1]	5.000	04/01/2036	1,061,850

555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875	04/01/2036	622,316

780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000	04/01/2045	858,959

10,000,000	North TX Tollway Authority[1]	5.000	01/01/2043	11,221,200

3,695,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[4,9,10]	6.150	08/01/2022	—

4,315,000	Spring, TX Independent School District[1]	5.000	08/15/2029	5,077,676

5,000,000	Spring, TX Independent School District[1]	5.000	08/15/2031	5,838,750

110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	106,921

485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	458,713

4,500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	5,347,665

1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000	02/15/2030	1,842,103

170,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	170,950

1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Frontiers School)[1]	5.800	08/15/2040	1,144,773

				86,779,634

Utah—0.0%
275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	274,978

Vermont—0.0%
350,000	Burlington, VT GO1	5.000	11/01/2027	389,256

39        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Vermont (Continued)

$445,000	Burlington, VT GO1	5.000%		11/01/2032	$492,811

					882,067

Virginia—1.8%
1,590,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250		07/15/2025	1,563,383

386,000	Celebrate, VA North CDA Special Assessment[5]	6.750		03/01/2034	231,600

3,131,000	Celebrate, VA South CDA Special Assessment[4]	6.250		03/01/2037	1,095,850

8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2041	9,060,960

900,000	New Port, VA CDA[4]	5.600		09/01/2036	414,000

3,240,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	3,267,961

2,420,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	2,451,508

950,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026	950,466

990,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029	990,050

585,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000		06/01/2036	552,673

35,170,000	VA Tobacco Settlement Financing Corp.	4.783 [6]		06/01/2047	3,114,655

134,770,000	VA Tobacco Settlement Financing Corp.	4.867 [6]		06/01/2047	9,580,799

					33,273,905

Washington—2.9%
75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	75,009

2,330,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	2,331,411

3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000		03/01/2025	4,190,794

80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000		03/01/2025	85,102

33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375		10/01/2036	34,615,435

10,000,000	WA Health Care Facilities Authority (Fred Hutchinson Cancer Research Center)[1]	2.210	[11]	01/01/2042	10,026,200

2,250,000	WA Health Care Facilities Authority (Virginia Mason Medical Center)[1]	5.000		08/15/2031	2,552,828

					53,876,779

West Virginia—0.2%
1,960,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031	1,976,444

1,885,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037	1,896,461

					3,872,905

Wisconsin—1.6%
1,475,000	WI Center District, Series A1	5.000		12/15/2029	1,595,862

5,000,000	WI GO1	6.000		05/01/2036	5,283,250

40        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

Wisconsin (Continued)

$615,000	WI H&EFA (Beloit College)[1]	5.000%		07/01/2036	$669,089

750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	826,223

17,260,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250		06/01/2034	18,477,520

130,000	WI Public Finance Authority (Las Ventanas Retirement Community)[2]	0.181	[6]	10/01/2042	65,291

465,000	WI Public Finance Authority (Las Ventanas Retirement Community)[1]	7.000		10/01/2042	467,134

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060	[6]	10/01/2042	4,120

650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125		07/01/2042	665,912

460,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	494,661

350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	374,896

					28,923,958

U.S. Possessions—7.4%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	5,431,387

1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,399,612

5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	4,023,000

1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	1,429,312

4,515,000	Puerto Rico Commonwealth GO4	5.000		07/01/2020	1,140,037

2,610,000	Puerto Rico Commonwealth GO4	5.000		07/01/2023	659,025

5,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2034	5,004

3,000,000	Puerto Rico Commonwealth GO4	5.125		07/01/2028	757,500

3,000,000	Puerto Rico Commonwealth GO4	5.250		07/01/2023	757,500

4,020,000	Puerto Rico Commonwealth GO4	5.250		07/01/2030	1,015,050

1,250,000	Puerto Rico Commonwealth GO4	5.375		07/01/2030	315,625

500,000	Puerto Rico Commonwealth GO, NPFGC	5.500		07/01/2021	503,260

2,595,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	655,237

4,210,000	Puerto Rico Commonwealth GO4	5.500		07/01/2039	1,063,025

4,000,000	Puerto Rico Commonwealth GO4	5.625		07/01/2033	1,010,000

5,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2028	1,262,500

9,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	2,272,500

3,335,000	Puerto Rico Commonwealth GO4	5.750		07/01/2041	842,087

1,365,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000		07/01/2027	1,368,453

4,895,000	Puerto Rico Commonwealth GO4	6.000		07/01/2029	1,235,987

2,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	505,000

10,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	2,525,000

3,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2040	757,500

5,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	1,262,500

954,075	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	341,082

954,075	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	341,082

772,297	Puerto Rico Electric Power Authority[4]	10.000		01/01/2021	276,096

772,296	Puerto Rico Electric Power Authority[4]	10.000		07/01/2021	276,096

257,432	Puerto Rico Electric Power Authority[4]	10.000		01/01/2022	92,032

257,432	Puerto Rico Electric Power Authority[4]	10.000		07/01/2022	92,032

21,085,000	Puerto Rico Electric Power Authority, Series A4	5.000		07/01/2029	7,537,888

41        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$5,000,000	Puerto Rico Electric Power Authority, Series A4	6.750%		07/01/2036	$1,787,500
2,830,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2028	1,011,725
1,850,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2022	661,375
2,500,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2028	893,750
3,000,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.250		07/01/2027	1,072,500
295,000	Puerto Rico Electric Power Authority, Series NN4	5.500		07/01/2020	105,463
30,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000		07/01/2023	29,442
260,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000		07/01/2024	253,601
4,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2025	3,871,360
3,000,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2026	1,072,500
4,500,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2032	1,608,750
5,000,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2037	1,787,500
1,690,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2025	1,660,949
1,500,000	Puerto Rico Electric Power Authority, Series VV4	5.500		07/01/2020	536,250
2,000,000	Puerto Rico Electric Power Authority, Series WW4	5.000		07/01/2028	715,000
1,985,000	Puerto Rico Electric Power Authority, Series WW4	5.250		07/01/2025	709,638
2,750,000	Puerto Rico Electric Power Authority, Series WW4	5.375		07/01/2023	983,125
5,000,000	Puerto Rico Electric Power Authority, Series WW4	5.500		07/01/2020	1,787,500
5,000,000	Puerto Rico Electric Power Authority, Series WW4	5.500		07/01/2021	1,787,500
3,050,000	Puerto Rico Electric Power Authority, Series WW4	5.500		07/01/2038	1,090,375
1,670,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	597,025
410,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2022	146,575
7,300,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2024	2,609,750
405,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2025	144,788
40,000	Puerto Rico Highway & Transportation Authority, FGIC[12]	5.000		07/01/2022	29,400
20,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000		07/01/2033	18,097
10,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000		07/01/2035	10,006
3,500,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000		07/01/2046	390,250
65,000	Puerto Rico Infrastructure[4]	5.000		07/01/2041	2,957
850,000	Puerto Rico Infrastructure, FGIC[12]	5.500		07/01/2024	624,750
8,000,000	Puerto Rico Infrastructure, FGIC[12]	7.072	[6]	07/01/2030	2,694,800
750,000	Puerto Rico Infrastructure Financing Authority, FGIC[12]	5.500		07/01/2028	551,250
8,695,000	Puerto Rico Infrastructure Financing Authority, FGIC[12]	6.065	[6]	07/01/2031	2,791,964
2,405,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	1,930,013
1,230,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2032	1,140,358
190,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2022	164,350

42        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$3,300,000	Puerto Rico Public Buildings Authority[5]	5.000%		07/01/2032	$965,250

240,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2042	70,200

4,940,000	Puerto Rico Public Buildings Authority[4]	5.375		07/01/2033	1,444,950

10,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	10,027,400

2,000,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	585,000

8,575,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2026	2,508,187

1,000,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2031	292,500

5,615,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	126,338

6,380,000	Puerto Rico Sales Tax Financing Corp.[4]	8.542	[6]	08/01/2023	698,100

270,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.000		08/01/2043	42,188

4,365,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.375		08/01/2039	682,031

17,650,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2037	2,757,813

2,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2042	390,625

20,215,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.750		08/01/2037	3,158,594

29,670,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.108	[6]	08/01/2044	5,493,104

15,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.375		08/01/2039	2,343,750

7,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.500		08/01/2044	1,093,750

50,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	7.276	[6]	08/01/2034	2,329,000

18,875,000	Puerto Rico Sales Tax Financing Corp., Series A4	9.407	[6]	08/01/2036	816,344

2,080,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.000		08/01/2022	988,000

29,160,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.000		08/01/2040	13,851,000

3,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.250		08/01/2040	1,425,000

7,450,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.250		08/01/2041	1,164,063

2,205,000	Puerto Rico Sales Tax Financing Corp., Series C4	6.000		08/01/2042	344,531

3,685,000	Puerto Rico Sales Tax Financing Corp., Series C4	6.750	[3]	08/01/2032	575,781

32,560,000	Puerto Rico Sales Tax Financing Corp., Series C4	8.015	[6]	08/01/2038	1,272,445

1,305,000	University of Puerto Rico, Series P	5.000		06/01/2026	864,563

1,080,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2032	1,126,753

2,500,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	1,243,750

					137,105,555

Total Municipal Bonds and Notes (Cost $2,256,106,801)					1,977,010,881

Corporate Bonds and Notes—0.0%
66,566	Las Vegas Monorail Co., Sr. Sec. Nts.[8,9,13]	5.500		07/15/2019	3,673

18,270	Las Vegas Monorail Co., Sub. Nts.[5,8,9,13]	5.500	[11]	07/15/2055	106

Total Corporate Bonds and Notes (Cost $134)					3,779

Total Investments, at Value (Cost $2,256,106,935)—106.2%					1,977,014,660

Net Other Assets (Liabilities)—(6.2)					(115,423,752)

Net Assets—100.0%					$1,861,590,908

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

43        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

8. Interest or dividend is paid-in-kind, when applicable.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

10. Security received as the result of issuer reorganization.

11. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

12. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

13. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AcadM&S	Academy of Mathematics & Science
AGC	Assured Guaranty Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
AWCC	American Water Capital Corp.
BH&HCG	Bristol Hospital & Health Care Group
BHDF	Bristol Hospital Development Foundation
BHlthC	Bristol Health Care
BHosp	Bristol Hospital
BHospital	Reading Hospital
CDA	Communities Devel. Authority
CHH	Chestnut Hill Hospital
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
EPBH	Emma Pendleton Bradley Hospital
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GSH	Good Samaritan Hospital
GSHI	Good Samaritan of Indiana
GSHPS	Good Samaritan Hospital Physicians Services

44        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

GSSH	Georgia Southwestern University
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHH&H	Healthalliance Home Health and Hospital
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
KAWC	Kentucky American Water Company
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
M&SSA	Math & Science Success Academy
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MSSA	Math & Science Success Academy
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHlth	Presence Health
PHN	Presence Health Network
PHospital	Phoenixville Hospital
PHP	Presence PRV Health
PHSys	Pocono Health System
PLC	Presence Life Connections
PMCtr	Pocono Medical Center
PottsH	Pottstown Hospital
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSSC	Presence Senior Services - Chicagoland

45        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

RHosp	Reading Hospital
RIH	Rhode Island Hospital
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SEBH	Sutter East Bay Hospitals
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
THlth	Tower Health
TMH	The Miriam Hospital
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center
V.I.	United States Virgin Islands
WAFMH	W A Foote Memorial Hospital

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value (cost $2,256,106,935)—see accompanying statement of investments	$1,977,014,660

Cash	620,862

Receivables and other assets:
Interest	21,956,555
Investments sold on a when-issued or delayed delivery basis	6,864,214
Shares of beneficial interest sold	1,254,579
Other	376,101

Total assets	2,008,086,971

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	104,720,000
Payable for borrowings (See Note 9)	35,800,000
Shares of beneficial interest redeemed	3,358,316
Dividends	1,850,619
Distribution and service plan fees	314,200
Trustees’ compensation	249,953
Interest expense on borrowings	30,986
Shareholder communications	11,137
Other	160,852

Total liabilities	146,496,063

Net Assets	$1,861,590,908

Composition of Net Assets
Par value of shares of beneficial interest	$274,568

Additional paid-in capital	2,424,437,375

Accumulated net investment income	11,559,627

Accumulated net realized loss on investments	(295,588,387)

Net unrealized depreciation on investments	(279,092,275)

Net Assets	$1,861,590,908

47        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,113,371,516 and 163,850,945 shares of beneficial interest outstanding)	$6.80

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.14

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,597,106 and 236,855 shares of beneficial interest outstanding)	$6.74

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $349,447,343 and 51,846,300 shares of beneficial interest outstanding)	$6.74

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $397,174,943 and 58,633,622 shares of beneficial interest outstanding)	$6.77

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$50,449,073

Expenses
Management fees	4,145,652

Distribution and service plan fees:
Class A	1,404,518
Class B	10,785
Class C	1,840,049

Transfer and shareholder servicing agent fees:
Class A	588,163
Class B	1,079
Class C	184,047
Class Y	213,140

Shareholder communications:
Class A	12,038
Class B	123
Class C	4,342
Class Y	3,502

Legal, auditing and other professional fees	1,193,841

Borrowing fees	967,116

Interest expense and fees on short-term floating rate notes issued (See Note 4)	447,553

Interest expense on borrowings	163,507

Custodian fees and expenses	20,637

Trustees’ compensation	12,629

Other	12,875

Total expenses	11,225,596

Net Investment Income	39,223,477

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	1,183,208

Net change in unrealized appreciation/depreciation on investment transactions	(71,822,058)

Net Decrease in Net Assets Resulting from Operations	$(31,415,373)

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017

Operations
Net investment income	$39,223,477	$90,256,882

Net realized gain (loss)	1,183,208	(7,083,262)

Net change in unrealized appreciation/depreciation	(71,822,058)	(8,553,886)

Net increase (decrease) in net assets resulting from operations	(31,415,373)	74,619,734

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(25,549,482)	(62,718,998)
Class B	(38,759)	(172,789)
Class C	(6,664,033)	(17,113,876)
Class Y	(9,791,180)	(20,910,181)

	(42,043,454)	(100,915,844)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(90,917,832)	(62,508,061)
Class B	(1,162,956)	(3,130,401)
Class C	(17,325,014)	(41,332,287)
Class Y	(26,539,991)	6,815,631

	(135,945,793)	(100,155,118)

Net Assets
Total decrease	(209,404,620)	(126,451,228)

Beginning of period	2,070,995,528	2,197,446,756

End of period (including accumulated net investment income of
$11,559,627 and $14,379,604, respectively)	$1,861,590,908	$2,070,995,528

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended January 31, 2018 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(31,415,373)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(126,562,393)
Proceeds from disposition of investment securities	307,429,460
Short-term investment securities, net	7,642,090
Premium amortization	8,085,874
Discount accretion	(13,653,208)
Net realized gain on investment transactions	(1,183,208)
Net change in unrealized appreciation/depreciation on investment transactions	71,822,058
Change in assets:
Decrease in other assets	282,358
Decrease in interest receivable	886,556
Decrease in receivable for securities sold	1,560,551
Change in liabilities:
Decrease in other liabilities	(90,835)
Decrease in payable for securities purchased	(609,406)

Net cash provided by operating activities	224,194,524

Cash Flows from Financing Activities
Proceeds from borrowings	275,700,000
Payments on borrowings	(314,900,000)
Payments and proceeds on short-term floating rate notes issued	(15,405,000)
Proceeds from shares sold	217,806,964
Payments on shares redeemed	(380,417,082)
Cash distributions paid	(6,897,832)

Net cash used in financing activities	(224,112,950)

Net increase in cash	81,574

Cash, beginning balance	539,288

Cash, ending balance	$620,862

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $34,961,269.

Cash paid for interest on borrowings—$182,628.

Cash paid for interest on short-term floating rate notes issued—$447,553.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.05	$7.12	$6.76	$6.84	$6.65	$7.19

Income (loss) from investment operations:
Net investment income[1]	0.14	0.31	0.37	0.42	0.43	0.40
Net realized and unrealized gain (loss)	(0.24)	(0.03)	0.40	(0.08)	0.16	(0.55)

Total from investment operations	(0.10)	0.28	0.77	0.34	0.59	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.35)	(0.41)	(0.42)	(0.40)	(0.39)

Net asset value, end of period	$6.80	$7.05	$7.12	$6.76	$6.84	$6.65

Total Return, at Net Asset Value[2]	(1.41)%	4.08%	11.70%	4.88%	9.18%	(2.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,113,372	$1,248,082	$1,325,385	$1,237,668	$1,305,586	$1,586,019

Average net assets (in thousands)	$1,165,939	$1,254,247	$1,282,545	$1,306,597	$1,405,201	$1,914,142

Ratios to average net assets:[3]
Net investment income	4.07%	4.48%	5.30%	6.04%	6.40%	5.52%
Expenses excluding specific expenses listed below	0.89%	0.83%	0.82%	0.87%	0.82%	0.74%
Interest and fees from borrowings	0.11%	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.09%	0.06%	0.08%	0.17%	0.10%

Total expenses	1.05%	1.02%	0.94%	1.04%	1.08%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.02%	0.94%	1.04%	1.08%[5]	0.92%[5]

Portfolio turnover rate	6%	25%	16%	9%	10%	13%

52        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.00	$7.07	$6.72	$6.80	$6.61	$7.15

Income (loss) from investment operations:
Net investment income[1]	0.11	0.27	0.32	0.37	0.37	0.34
Net realized and unrealized gain (loss)	(0.25)	(0.04)	0.39	(0.09)	0.17	(0.55)

Total from investment operations	(0.14)	0.23	0.71	0.28	0.54	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.30)	(0.36)	(0.36)	(0.35)	(0.33)

Net asset value, end of period	$6.74	$7.00	$7.07	$6.72	$6.80	$6.61

Total Return, at Net Asset Value[2]	(1.94)%	3.32%	10.78%	4.12%	8.39%	(3.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,597	$2,846	$6,067	$12,148	$19,426	$26,593

Average net assets (in thousands)	$2,133	$3,999	$8,558	$16,554	$22,337	$33,430

Ratios to average net assets:[3]
Net investment income	3.30%	3.85%	4.60%	5.30%	5.61%	4.69%
Expenses excluding specific expenses listed below	1.66%	1.60%	1.57%	1.63%	1.61%	1.57%
Interest and fees from borrowings	0.11%	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.09%	0.06%	0.08%	0.17%	0.10%

Total expenses	1.82%	1.79%	1.69%	1.80%	1.87%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.79%	1.69%	1.80%	1.87%	1.75%[5]

Portfolio turnover rate	6%	25%	16%	9%	10%	13%

54        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$6.99	$7.07	$6.71	$6.80	$6.60	$7.15

Income (loss) from investment operations:
Net investment income[1]	0.11	0.26	0.31	0.37	0.37	0.34
Net realized and unrealized gain (loss)	(0.24)	(0.04)	0.41	(0.10)	0.18	(0.55)

Total from investment operations	(0.13)	0.22	0.72	0.27	0.55	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.30)	(0.36)	(0.36)	(0.35)	(0.34)

Net asset value, end of period	$6.74	$6.99	$7.07	$6.71	$6.80	$6.60

Total Return, at Net Asset Value[2]	(1.80)%	3.19%	10.96%	3.98%	8.58%	(3.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$349,447	$380,460	$427,045	$373,089	$374,108	$450,498

Average net assets (in thousands)	$364,876	$398,492	$401,140	$379,042	$381,177	$539,108

Ratios to average net assets:[3]
Net investment income	3.31%	3.73%	4.54%	5.30%	5.62%	4.75%
Expenses excluding specific expenses listed below	1.65%	1.59%	1.57%	1.63%	1.59%	1.51%
Interest and fees from borrowings	0.11%	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.09%	0.06%	0.08%	0.17%	0.10%

Total expenses	1.81%	1.78%	1.69%	1.80%	1.85%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.78%	1.69%	1.80%	1.85%[5]	1.69%[5]

Portfolio turnover rate	6%	25%	16%	9%	10%	13%

56        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

57        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.03	$7.10	$6.74	$6.82	$6.63	$7.17

Income (loss) from investment operations:
Net investment income[1]	0.15	0.32	0.38	0.44	0.44	0.42
Net realized and unrealized gain (loss)	(0.25)	(0.03)	0.41	(0.09)	0.16	(0.55)

Total from investment operations	(0.10)	0.29	0.79	0.35	0.60	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.36)	(0.43)	(0.43)	(0.41)	(0.41)

Net asset value, end of period	$6.77	$7.03	$7.10	$6.74	$6.82	$6.63

Total Return, at Net Asset Value[2]	(1.44)%	4.34%	12.00%	5.16%	9.47%	(2.11)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$397,175	$439,608	$438,950	$276,260	$248,616	$198,648

Average net assets (in thousands)	$422,519	$398,935	$394,361	$294,301	$245,234	$278,098

Ratios to average net assets:[3]
Net investment income	4.31%	4.65%	5.51%	6.30%	6.59%	5.75%
Expenses excluding specific expenses listed below	0.65%	0.59%	0.58%	0.63%	0.58%	0.51%
Interest and fees from borrowings	0.11%	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.09%	0.06%	0.08%	0.17%	0.10%

Total expenses	0.81%	0.78%	0.70%	0.80%	0.84%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.78%	0.70%	0.80%	0.84%[5]	0.69%[5]

Portfolio turnover rate	6%	25%	16%	9%	10%	13%

58        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

59        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

60        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as determined necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

61        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring

2018	$177,767,456
2019	12,340,869
No expiration	104,553,138

Total	$294,661,463

At period end, it is estimated that the capital loss carryforwards would be $190,108,325 expiring by 2019 and $103,369,930, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $1,183,208 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,156,044,641[1]

Gross unrealized appreciation	$99,918,422
Gross unrealized depreciation	(379,776,633)

Net unrealized depreciation	$(279,858,211)

1. The Federal tax cost of securities does not include cost of $100,828,230, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

62        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$100,498,785	$—	$100,498,785
Alaska	—	215,656	—	215,656
Arizona	—	46,204,804	—	46,204,804
Arkansas	—	—	1,324,950	1,324,950
California	—	251,916,753	—	251,916,753
Colorado	—	37,764,256	—	37,764,256
Connecticut	—	504,936	—	504,936
Delaware	—	4,771,509	—	4,771,509
District of Columbia	—	17,226,564	—	17,226,564
Florida	—	131,980,670	6,569,405	138,550,075

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Georgia	$—	$2,009,284	$—	$2,009,284
Idaho	—	62,398	—	62,398
Illinois	—	152,863,779	—	152,863,779
Indiana	—	32,708,051	—	32,708,051
Iowa	—	3,289,610	—	3,289,610
Kansas	—	1,961,191	—	1,961,191
Kentucky	—	30,255,996	—	30,255,996
Louisiana	—	51,550,037	—	51,550,037
Maine	—	7,801,410	—	7,801,410
Maryland	—	10,370,806	—	10,370,806
Massachusetts	—	27,649,338	—	27,649,338
Michigan	—	92,575,078	—	92,575,078
Minnesota	—	3,982,414	—	3,982,414
Mississippi	—	11,912,550	—	11,912,550
Missouri	—	22,300,811	438,750	22,739,561
Montana	—	2,342,000	—	2,342,000
Nebraska	—	10,696,468	—	10,696,468
Nevada	—	13,322,156	—	13,322,156
New Hampshire	—	25,244,217	—	25,244,217
New Jersey	—	78,808,380	—	78,808,380
New Mexico	—	2,026,417	—	2,026,417
New York	—	167,180,484	—	167,180,484
Ohio	—	118,626,026	—	118,626,026
Oklahoma	—	12,609,330	—	12,609,330
Oregon	—	836,421	—	836,421
Pennsylvania	—	117,825,720	—	117,825,720
Rhode Island	—	1,680,864	—	1,680,864
South Carolina	—	15,725,012	—	15,725,012
South Dakota	—	1,656,825	—	1,656,825
Tennessee	—	12,730,989	—	12,730,989
Texas	—	86,779,634	—	86,779,634
Utah	—	274,978	—	274,978
Vermont	—	882,067	—	882,067
Virginia	—	33,273,905	—	33,273,905
Washington	—	53,876,779	—	53,876,779
West Virginia	—	3,872,905	—	3,872,905
Wisconsin	—	28,923,958	—	28,923,958
U.S. Possessions	—	137,105,555	—	137,105,555
Corporate Bonds and Notes	—	—	3,779	3,779

Total Assets	$—	$1,968,677,776	$8,336,884	$1,977,014,660

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and
Notes
Alaska	$55,500	$—	$—	$(55,500)
Florida	4,754,983	(4,728,456)	4,728,456	(4,754,983)
Illinois	1,899,734	—	—	(1,899,734)
Iowa	37,000	—	—	(37,000)
Maryland	269,136	—	—	(269,136)
Missouri	—	(541,681)	541,681	—
Montana	2,337,901	—	—	(2,337,901)
South Carolina	4,721,787	—	—	(4,721,787)
Wisconsin	3,780	—	—	(3,780)

Total Assets	$14,079,821	$(5,270,137)	$5,270,137	$(14,079,821)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders

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4. Investments and Risks (Continued)

receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate

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4. Investments and Risks (Continued)

securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $64,760,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $166,565,983 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $104,720,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,480,000	FL COP (Dept. of Management Services) Tender Option Bond Series 2015-XF0020 Trust	9.980%	8/1/28	$3,771,241
4,000,000	Greater Orlando, FL Aviation Authority Tender Option Bond Series 2015-XF2019 Trust[3]	11.930	10/1/32	5,268,560
4,000,000	Houston, TX Airport System Tender Option Bond Series 2015-XF0240 Trust[3]	13.769	7/1/39	4,244,080
4,250,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0549-1 Trust	6.859	2/15/37	5,564,908
3,750,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0549-2 Trust	6.859	2/15/39	4,884,600
5,000,000	IL Finance Authority (Northwestern Memorial Hospital/Northwestern Memorial Healthcare Obligated Group) Tender Option Bond Series 2015-XF0022 Trust	15.310	8/15/39	6,328,400
10,000,000	MA GO Tender Option Bond Series 2016-XF0530 Trust	6.891	12/1/35	13,424,900
3,650,000	MI Hospital Finance Authority Tender Option Bond Series 2015-XF2129 Trust[3]	15.991	12/1/23	4,193,047
5,215,000	NH H&EFA Tender Option Bond Series 2015- XF2144 Trust[3]	19.026	4/1/38	6,963,016
2,500,000	Orange County, FL School Board Tender Option Bond Series 2015-XF2013 Trust[3]	13.363	8/1/34	3,072,100
3,335,000	San Francisco, CA City & County COP Tender Option Bond Series 2015-XF2033 Trust[3]	9.388	10/1/33	4,131,131

				$61,845,983

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $104,720,000 or 5.21% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$6,864,214

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be

70        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$325,421,477
Market Value	$116,092,146
Market Value as % of Net Assets	6.24%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

71        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	15,621,130	$107,380,485	39,432,283	$274,802,226
Dividends and/or distributions reinvested	3,143,306	21,652,972	7,482,401	52,138,172
Redeemed	(31,949,365)	(219,951,289)	(56,021,371)	(389,448,459)

Net decrease	(13,184,929)	$(90,917,832)	(9,106,687)	$(62,508,061)

Class B
Sold	3,952	$27,012	6,084	$41,642
Dividends and/or distributions reinvested	5,469	37,417	22,279	154,087
Redeemed	(179,334)	(1,227,385)	(479,905)	(3,326,130)

Net decrease	(169,913)	$(1,162,956)	(451,542)	$(3,130,401)

Class C
Sold	4,637,226	$31,569,922	9,625,779	$65,802,250
Dividends and/or distributions reinvested	789,939	5,393,370	1,899,824	13,132,587
Redeemed	(7,978,613)	(54,288,306)	(17,557,783)	(120,267,124)

Net decrease	(2,551,448)	$(17,325,014)	(6,032,180)	$(41,332,287)

Class Y
Sold	10,652,123	$73,125,095	34,278,214	$238,499,944
Dividends and/or distributions reinvested	1,147,786	7,877,510	2,374,263	16,508,726
Redeemed	(15,716,842)	(107,542,596)	(35,929,400)	(248,193,039)

Net increase (decrease)	(3,916,933)	$(26,539,991)	723,077	$6,815,631

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$126,562,393	$307,429,460

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

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8. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	10,899
Accumulated Liability as of January 31, 2018	92,382

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

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8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 31, 2018	$46,455	$15,785	$1,966	$12,036

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.5693% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.5693%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$24,417,391
Average Daily Interest Rate	1.330%
Fees Paid	$274,927
Interest Paid	$182,628

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s

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9. Borrowings and Other Financing (Continued)

Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$418,153

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

80        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester AMT-Free Municipal
Fund	8/22/17	74.4%	0.0%	25.6%

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OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

84        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800. CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0310.001.0118 March 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018